Composite Technology Corporation

Merriman Curhan Ford
3rd Annual Next Generation Energy Conference
May 15, 2007




DEWIND

Next Generation Conductors for Transmission
Next Generation Wind Turbines for Green Power

Benton Wilcoxon, Chief Executive Officer
James Carswell, VP Investor Relations

Composite Technology Corporation

Merriman Curhan Ford
3rd Annual Next Generation Energy Conference
May 15, 2007

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2006 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

COMPOSITE TECHNOLOGY CORPORATION

Corporate Structure

Composite Technology Corporation

Irvine, California

- OCT BB: CPTC
- Shares Outstanding: ~180 Million
- Float: ~112 Million
- Market Capitalization: ~$243 Million (1)

CTC Cable Corporation

- ACCC Core Production
- ACCC Hardware Production
- Core Sales
- Conductor Sales
- Licensing of Conductor Stranding

DeWind Inc

- Production & Sales of Advanced Model D8.2 Turbines
- Licensing of D6 & D8 Turbine Models

DeWind (Germany)

- Turbine R&D Operations
- Engineering Support

(1) As of 5/10/2007

COMPOSITE TECHNOLOGY CORPORATION

Business Segments

CTC Cable – manufactures and markets patented ACCC conductor (Aluminum Conductor Composite Core) that allows for increased electrical transmission performance with greater throughput, higher efficiency than traditional conductors.



DeWind – manufactures and markets state-of-the-art wind turbines. Based on 10 years of R&D and 570 installations, these turbines have superior operating performance and reliability. Our new 2 megawatt D8.2 turbine is the first turbine with direct output to the grid without power conversion electronics.


DEWIND

Composite Technology Corporation

Investment Highlights

- **Large Market Opportunity**
  - Utilities seek energy efficiency and are in a worldwide build-out/upgrade cycle in a $20 billion market
  - Wind generation is growing worldwide with limited turbine availability – Global Wind Energy Council projects $1.4 trillion spend on wind power through 2020
- **Technology Advantage**
  - Key patents for ACCC cable granted in 2006 and 2007
  - Exclusive use of Voith WinDrive® technology for grid-direct DeWind turbines
- **Strategic Alliances**
  - Aluminum stranding of ACCC in the US, Europe, Middle East and China
  - Turbine manufacturing alliance with TECO-Westinghouse Motor Company accelerates entry to US market with improved supply chain logistics
- **Strong Backlog**
  - CTC Cable – $30 million minimum 2007 purchase commitment from China
  - DeWind – $55 million in current turbine backlog
- **Capacity**
  - Required ACCC core production capacity in operation and rapidly expandable
  - Turbine production leveraged through key strategic relationships

CTC CABLE CORPORATION

CTC CABLE CORPORATION

Efficient Transmission

- ACCC conductor addresses the two critical issues of transmission
  - To carry more power down comparable weight lines
  - To reduce line losses
- Patented composite core technology
  - Smaller, light weight core allows more conductive aluminum material
  - Reduced sag at high temperatures unlike traditional conductor
  - ACCC's higher conductivity reduces line loss
- Allows increased transmission throughput on existing tower systems by simple retrofitting
- Most cost effective method of increasing capacity down rights-of-way since towers represent the majority of the cost of new transmission lines
- Eliminates the expense and challenges of land acquisition, permitting and building of new power lines


ACCC Conductor
Traditional Conductor

CTC CABLE CORPORATION

ACCC Conductor Advantage

Normal Operating Parameters

Type	Conductor Area (kcmil)	Operating Temp (°C)	Gross Power (MW)	Power Loss (MW)
ACCC	713	67	299	20
ACSR	477	90	299	32
ACSS	477	86	299	31
AAAC	715	71	299	24

Saves energy at normal operating parameters – 750 amp example

Lower line losses than competing products save energy costs

Peak Demand Conditions

Type	Conductor Area (kcmil)	Operating Temp (°C)	Gross Power (MW)	Power Loss (MW)
ACCC	713	168	538	88
ACSR	477	273	Over limit	Over limit
ACSS	477	260	Over limit	Over limit
AAAC	715	186	Over limit	Over limit

Peak demand is possible at 1350 amps

Competing products are unable to handle higher demand due to thermal operating limitations

ACCC conductor is the one which is able to effectively transmit additional power

CTC CABLE CORPORATION

Large and Growing Market

- Worldwide electricity consumption is expected to double over the next two decades per 2004 International Energy Outlook
- US demand will increase by 22% over next decade according to Edison Electric Institute (over $6 billion in 2007)
- Rest of world is 10 times the U.S. market



Investment in US Transmission
$2.6B
$3.6B
$3.7B
$3.8B
$4.1B
$4.5B
$5.6B
$6.0B
$6.1B
$6.1B
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Historical
Projected

Source: 2005 Edison Electric Institute study

68 ACCC Line Installations Representing over 900 miles



EPRI (1) – Haslett, TX
National Grid (1) – Niagara Falls, NY
Austin Energy (1) – Austin, TX
Arizona Public Service (1) – Phoenix, AZ
City of Holland (1) – Holland, MI
Xcel Energy (1) – Denver, CO
City of Kingman (1) – Kingman, KS
Electricite de France (1) – Renardieres, France
Kingman (FEMA) (2) – Kingman, KS
PacifiCorp (1) – Salt Lake City, UT
WAPA (1) – Phoenix, AZ

American Electric Power (1) – San Antonio, TX
State Grid (1) – Shanghai, China
State Grid (2) – Beijing, China
Lioaning Electric (1) – Lioanang, China
State Grid (3) – Shenhzen, China
Fujian Power (1) – Longyan, China
Kingman (3) – Kingman, KS
State Grid (4) – Wuxi, China
Fujian Power (2) – Xaiman, China
RTE / EDF (2) – Minerve, France
State Grid (5) – North West, China
Fujian Power (3) – Nam Ping, China
Puzin Power (1) – Puzin, China
AEP (2) – Rogers, AR
AEP (3) – Rogers, AR
KAMO (1) – Springfield, MO
American Electric Power (4) – Abilene, TX
Mohave Electric (1) – Bullhead City, AZ*
Fujian Power (4) – Fuzhou, China
Fujian Power (5) – Fujian, China
PacifiCorp (2) – Salt Lake City*
Fujian Power (6) – Fujian, China
Ningbo Power Bureau (1) – Ningbo, China

* Scheduled for delivery

CTC CABLE CORPORATION

Market Penetration



$20M Booked Sales to Date

China
United States
United Kingdom
France



Many projects quoted or in engineering

Saudi Arabia
India
Argentina
Australia
Baltic Countries
Germany
Spain
Oman
Indonesia
Korea
Brazil
Chile
Libya
Russia

CTC CABLE CORPORATION

ACCC Conductor Production

ACCC Composite Core Production

- Raw Materials
  - Carbon fiber
  - Glass Fiber
  - Proprietary Resin
- → Proprietary Pultrusion Process

Patented Intellectual Property

→

Aluminum Stranding

Strategic Relationships

- 2004 US / Canada General Cable
- 2006 Europe Lamifil
- 2Q 2007 Middle East Midal Cable
- 3Q 2007 China Far East
- 2008 Other Alliances

→

ACCC Conductor Shipped to Customer



CTC CABLE CORPORATION

Manufacturing





- **ISO 9001:2000 certified**
- **100,000 square foot ACCC core manufacturing in Irvine, California**
- **Irvine plant capacity is 5,800 miles per year with 8 pultrusion machines**
- **Readily expandable to 20,000 miles**



Miles of ACCC Core
75
199
1443
CY05
CY06
CY07 Committed

DEWIND

DEWIND

Renewable Energy

- DeWind acquired in July, 2006
- Founded 1996 in Germany, 570 turbines installed, principally in Europe
  - 1.25 megawatt D6 model, 246 turbines representing 11 million hours
  - 2.0 megawatt D8 model, 50 turbines representing 2 million hours
- Developed advanced 2.0 megawatt D8.2 turbine – first deliveries in CY07 Q4
- Strategic alliance with TECO Westinghouse for US mfg capacity


1.25 MW - D6


2.0 MW - D8


2.0 MW - D8.2

DEWIND

The D8.2 Advantage

- D8.2 – Only turbine to use optimized Voith WinDrive®
- Based on proven D8 turbine model platform
- Converts variable wind speeds to a constant speed output to drive a synchronous generator at high voltage – directly to the grid
- Eliminates power conversion electronics (problematic reliability)
- Eliminates step-up transformer an additional power conditioning units to meet grid codes
- 55 years of Voith experience with reliable variable speed drive technology
- Competitively priced


Voith WinDrive®

Synchronous Generator with High Voltage Output

DEWIND

Large Market Opportunity

- Global shift to renewable energy
- Wind is the fastest growing energy sector – unlimited renewable source
- "No significant barriers for 12% of the world's electricity (1,250GW) to be delivered by wind by 2020" Global Wind Energy Council
- To achieve the 12% goal, turbine deliveries must increase by 21.7% per year
- Then the value of turbine deliveries would be $41.1 billion by 2010
- USA generates only 0.6% by wind energy – therefore large growth potential

	All Types of Generation (MW)*	Wind Generation (MW)	Percentage of Electricity by Wind
Germany	85,000	22,000	7
Spain	50,000	11,600	8
Ireland	5,500	600	6
Denmark	4,200	3,100	30
USA	900,000	11,300	0.6

* Approximate values

US Wind Power (GW)



6.8
9.1
11.6
14.6
18.2
22.5
27.6
2004
2005
2006
2007
2008
2009
2010

DEWIND

Targeting North America

Proven Operating History

- 570 turbines – mostly European installations

Targeting Large U.S. Market

- DeWind will focus on North American market with novel D8.2 60Hz turbine
- Factor for US market is Production Tax Credit (PTC) through 2008 – likely to be extended
- US Market will grow from 11.6GW in 2006 to 100GW by 2020 according to AWEA



First D8.2 Purchase Order

- First North American delivery contract – signed April 2007
- Delivery of 18 D8.2 60Hz turbines by end of calendar 2007 – value approx $40M
- Currently in negotiations for additional D8.2 orders with other wind farm developers for deliveries starting in 2008
- Turbines will be manufactured at TECO Westinghouse in Round Rock, Texas

Turbine Production

- Manufacturing being transitioned from Europe to the US
- Strategic relationship with TECO Westinghouse Motor Company
  - Increased capacity to 400 turbines per year
  - Fully certified facility has all of the required infrastructure, operating systems, quality controls, and experienced personnel for high volume manufacturing
  - Relationships with suppliers to assure availability of components
  - Improved purchasing power will improve gross margins
- DeWind's strong in-house engineering team will meet the demands of customers for next turbine models



Financial Overview

Composite Technology Corporation

First Quarter 2007 Summary

- Fiscal Q2 Revenues = $8.4 million
  - $2.7 million Cable - largest quarter to date
    - 64% sequential (Dec Q to this Q) and 164% YOY revenue increase
    - Margin improvement to 32%
  - $5.7 million in Turbine revenue
    - Consists of no-margin turbines brought over from acquisition (non-recurring)
- Operating expenses decreased $1M from prior quarter
- Cash balance = $5.8 million
- Debt = $28.8 million March 31
  - $5.3 million due August, 2007
  - $22.8 million raised February, 2007
  - $1.3 million converted in April, 2007

COMPOSITE TECHNOLOGY CORPORATION

CTC Cable - Rapid Growth

- Revenue growth driven by 3 yr China contract
  - $30M annual value Year 1
  - $1.1M China revenue for Q ending March 31
  - Project $7.5M for Q ending June 30, 2007
  - $8.8 million in backlogged firm orders at March 31, 2007
- Projected Gross Margins of 28-30% on China orders - 32% in Q2
- Fixed Expense structure
- Expecting cash flow positive for rest of 2007



Revenue
in $m
8
6
4
2
0
-2
-4
March '06
March '07
June '07 (projected)
Revenues
Cash Expenses
Cash Operating Profit



10
8
6
4
2
0
2005
2006
6 mos end March 2007
Revenue
Backlog

Non-GAAP figures. Cash expenses are Cable related expenses less Depreciation and Equity Compensation expenses.

COMPOSITE TECHNOLOGY CORPORATION

Wind Turbines
Long Term Opportunity

- $17.1 million fiscal 2007 to date revenues - non-recurring
  - Includes $12 million "no margin" liquidation sales (however releases cash)
  - Includes $5.1 million service revenues (service business not included in revenues since Dec, 2007)
- 2 more turbines in inventory = $3 million for remainder of 2007
- No significant additional revenues expected until fiscal 2008
- March 31, 2007 backlog of $55 million includes $40 million order for 18 D8.2 models projected for delivery in fiscal 2008.
- Current cash operating expenses of $3 million/quarter
  - March 10Q segment operating expenses less depreciation & amortization expense

Composite Technology Corporation

Cash Utilization

Beginning Cash – Dec. 31		$ 1.4
Corporate - Debt Service		($ 2.8)
Debt Raise (net)		$ 21.5
Cable:		($ 3.6)
Operations	$ 2.0	
Inventory & Working Capital	$ 1.6	
Turbines		($ 10.6)
Operations	$ 3.3	
Capital - Prototype	$ 2.5	
Inventory & Working Capital	$ 4.8	
Total - Cash @ Mar 31, 2007		$ 5.8

(In Millions)

COMPOSITE TECHNOLOGY CORPORATION

Summary

- Two "next generation" products in the energy sector
- Distinct technology advantages
- Providing superior value proposition through efficient energy technologies
- Both have large addressable markets experiencing rapid growth
- Significant strategic alliances for deployment into the market
- Strong backlog
- Strong management team ready for execution




04/01/2006



COMPOSITE TECHNOLOGY CORPORATION

Clean and Efficient Energy Technologies







Composite Technology Corporation
2026 McGaw Avenue
Irvine, CA 92614
T (949) 428-8500
F (949) 428-8515

www.compositetechcorp.com

Benton Wilcoxon, CEO
James Carswell, VP Investor Relations